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                                                                EXHIBIT 23.2





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 21, 1997 appearing on page F-2 of Sparta, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.


/s/ PRICE WATERHOUSE LLP
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PRICE WATERHOUSE LLP

Costa Mesa, California
November 20, 1997